SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive

RIDC Industrial Park

O’Hara Township

Pittsburgh, Pennsylvania 15238

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (412) 967-3000

Item 7. Exhibits.

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated March 12, 2004, announcing the election of Diane M. Pearse to the Board of Directors and the retirement of Director Joseph L. Calihan.

Item 5. Other Events and Regulation FD Disclosure.

On March 12, 2004, the Company issued a press release announcing the election of Diane M. Pearse to the Board of Directors and the retirement of Director Joseph L. Calihan. A copy of the press release is filed herewith as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

By	/s/ Douglas K. McClaine
Douglas K. McClaine
Secretary and General Counsel

Date: March 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated March 12, 2004, announcing the election of Diane M. Pearse to the Board of Directors and the retirement of Director Joseph L. Calihan.

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